UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

JUNE 17, 2026

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EMPIRE PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-16653	73-1238709
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2200 S. Utica Place, Suite 150, Tulsa, Oklahoma   74114

(Address of Principal Executive Offices)       (Zip Code)

Registrant’s telephone number, including area code:   (539) 444-8002

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 par value	EP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)        On June 17, 2026, the stockholders of Empire Petroleum Corporation (the “Company”) approved the Company’s 2026 Stock and Incentive Compensation Plan (the “2026 Plan”). The 2026 Plan reserves 1,200,000 shares of the Company’s common stock for issuance thereunder. As a result of such approval, no further awards will be made under the Company’s 2024 Stock and Incentive Compensation Plan.

All employees and consultants of the Company and its subsidiaries and all non-employee directors of the Company are eligible to receive awards under the 2026 Plan, as determined by the Compensation Committee of the Board of Directors (the “Committee”) or the Board of Directors. The Committee will administer the 2026 Plan. Awards under the 2026 Plan may be granted in any one or a combination of the following forms: incentive stock options; non-qualified stock options; stock appreciation rights; restricted stock; restricted stock units; performance shares; performance units; cash-based awards; and other stock-based awards.

A more detailed description of the 2026 Plan is contained in the Company’s Proxy Statement on Schedule 14A for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 30, 2026. The 2026 Plan is filed as Exhibit 10 to this Current Report on Form 8-K and is incorporated by reference as though fully set forth herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 17, 2026, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). A total of 39,779,537 shares of the Company’s common stock were entitled to vote as of April 20, 2026, the record date for the Annual Meeting. There were 30,408,848 shares present, in person or by proxy, at the Annual Meeting (or 76.44% of the outstanding shares), at which the stockholders were asked to vote on four proposals. Set forth below are the matters acted upon by the stockholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal One — Election of Directors

The stockholders voted to elect three directors to serve for a term expiring at the annual meeting of stockholders in 2027 and until their successors are duly elected and qualified. The results of the vote were as follows:

	For	Withheld	Broker Non-Votes
Michael R. Morrisett	20,291,265	878,573	9,239,010
Vice Admiral Andrew L. Lewis (Ret.)	20,509,740	660,098	9,239,010
J. Kevin Vann	20,564,930	604,908	9,239,010

Proposal Two — Advisory Vote to Approve

Named Executive Officer Compensation

The stockholders voted to approve, on an advisory basis, named executive officer compensation. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
20,676,312	425,115	68,411	9,239,010

Proposal Three – Approval of the Empire Petroleum Corporation

2026 Stock and Incentive Compensation Plan

The stockholders voted to approve the 2026 Plan. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
20,679,661	489,113	1,064	9,239,010

Proposal Four – Ratification of Appointment of

Independent Registered Public Accounting Firm

The stockholders voted to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2026. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
30,104,778	2,163	301,907	-0-

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished or filed herewith.

Exhibit Number	Description
10	Empire Petroleum Corporation 2026 Stock and Incentive Compensation Plan (filed as Annex A to the Company’s Proxy Statement on Schedule 14A, filed on April 30, 2026, and incorporated herein by reference).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE PETROLEUM CORPORATION
Date: June 22, 2026	By:	/s/ Michael R. Morrisett
Michael R. Morrisett President and Chief Executive Officer

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